    As filed with the Securities and Exchange Commission on November 15, 1996
                                                    Registration No. 333-______

================================================================================
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                           --------------------------
                                    FORM S-8
                             REGISTRATION STATEMENT
                                      under
                           THE SECURITIES ACT OF 1933

                        PAREXEL International Corporation
             (Exact name of registrant as specified in its charter)

                         Massachusetts                                                   04-2776269
(State or other jurisdiction of incorporation or organization)              (I.R.S. Employer Identification No.)

                       195 West Street, Waltham, MA 02154
               (Address of principal executive offices) (Zip Code)

                              --------------------
                        PAREXEL INTERNATIONAL CORPORATION
                                 1995 STOCK PLAN
                            (Full title of the plan)

                             Josef H. von Rickenbach
                 President, Chief Executive Officer and Chairman
                        PAREXEL International Corporation
                                 195 West Street
                          Waltham, Massachusetts 02154
                     (Name and address of agent for service)

                                 (617) 487-9900
          (Telephone number, including area code of agent for service)

                              --------------------
                                   Copies to:
                             William J. Schnoor, Jr.
                                Heather M. Stone
                         Testa, Hurwitz & Thibeault, LLP
                                High Street Tower
                                 125 High Street
                                Boston, MA 02110
                                 (617) 248-7000

                              --------------------

                                          Calculation Of Registration Fee

===================================================================================================================
 Title of Securities     Amount to be        Proposed maximum           Proposed Maximum               Amount of
  to be registered        registered     offering price per share   aggregate offering price       registration fee
-------------------------------------------------------------------------------------------------------------------
Common Stock,
$.01 par value          500,000 shares            $54.88                   $27,440,000                  $8,315.15

===================================================================================================================

(1)      The price of $54.88 per share, which is the average of the bid and ask price of the Common Stock as reported on the Nasdaq National Market on November 8, 1996, is set forth solely for purposes of calculating the filing fee.
===================================================================================================================

        This Registration Statement registers additional securities of the same class as other securities for which the Registration Statement No. 33-80301 on Form S-8 as filed with the Securities and Exchange Commission on December 12, 1995, relating to the PAREXEL International Corporation 1986 Employee Incentive Stock Option Plan, 1987 Stock Plan, 1989 Stock Plan, 1995 Stock Plan, 1995 Employee Stock Purchase Plan and the 1995 Non-Employee Director Stock Option Plan is effective. Pursuant to General Instruction E, the contents of the above-listed Registration Statement are hereby incorporated by reference.


                                     PART II
               INFORMATION REQUIRED IN THE REGISTRATION STATEMENT

Item 8.  Exhibits
         --------

        Exhibit No.    Description of Exhibit
        -----------    ----------------------

        Exhibit 5.1    Opinion of Testa, Hurwitz & Thibeault, LLP.

        Exhibit 23.1   Consent of Price Waterhouse LLP.

        Exhibit 23.2   Consent of Testa, Hurwitz & Thibeault, LLP (included in
                       Exhibit 5.1).

        Exhibit 24.1 Power of Attorney (included as part of the signature page to this Registration Statement).

                                   SIGNATURES

         Pursuant to the requirements of the Securities Act of 1933, the Registrant, PAREXEL International Corporation certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Waltham, State of Massachusetts, on this 15th day of November, 1996.

                                      PAREXEL INTERNATIONAL CORPORATION


                                  By: /s/ Josef H. von Rickenbach
                                      ------------------------------------------
                                      Josef H. von Rickenbach
                                      President, Chief Executive Officer and
                                      Chairman

                                POWER OF ATTORNEY

         KNOW ALL PERSONS BY THESE PRESENTS, that each such person whose signature appears below constitutes and appoints, jointly and severally, Josef
H. von Rickenbach, William T. Sobo, Jr. and William J. Schnoor, Jr., his attorneys-in-fact, each with the power of substitution, for him in any and all capacities, to sign any amendments to this Registration Statement on Form S-8 (including post-effective amendments), and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorneys-in-fact, or his substitute or substitutes, may do or cause to be done by virtue hereof.

         Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

           Signature                           Title                                 Date
           ---------                           -----                                 ----

   /s/ Josef H. von Rickenbach          President, Chief Executive            November 15, 1996
   -----------------------------------  Officer and Chairman (principal
   Josef H. von Rickenbach              executive officer)

   /s/ William T. Sobo, Jr.             Vice President and Treasurer          November 15, 1996
   -----------------------------------  (principal financial and
   William T. Sobo, Jr.                 accounting officer)

   /s/ A. Dana Callow                   Director                              November 15, 1996
   -----------------------------------
   A. Dana Callow

   /s/ Patrick J. Fortune               Director                              November 15, 1996
   -----------------------------------
   Patrick J. Fortune

   /s/ Werner M. Herrmann               Director                              November 15, 1996
   -----------------------------------
   Werner M. Herrmann

   /s/ Peter Barton Hutt                Director                              November 15, 1996
   -----------------------------------
   Peter Barton Hutt

   /s/ James Saalfield                  Director                              November 15, 1996
   -----------------------------------
   James Saalfield

                                INDEX TO EXHIBITS


EXHIBIT NO.                        DESCRIPTION                              PAGE
-----------                        -----------                              ----

Exhibit 5.1       Opinion of Testa, Hurwitz & Thibeault, LLP.

Exhibit 23.1      Consent of Price Waterhouse LLP.

Exhibit 23.2 Consent of Testa, Hurwitz & Thibeault, LLP (included in Exhibit 5.1).

Exhibit 24.1 Power of Attorney (included as part of the signature page to this Registration Statement).